                                                                     EXHIBIT 1.1


                            CHATEAU COMMUNITIES, INC.
                             CP LIMITED PARTNERSHIP
                             UNDERWRITING AGREEMENT

                                Table of Contents

SECTION 1.  Representations and Warranties.................................  4
      (a)  Representations and Warranties by the Company and the
            Operating Partnership..........................................  4
            (1)  Compliance with Registration Requirements.................  5
            (2)  Incorporated Documents....................................  5
            (3)  Independent Accountants...................................  5
            (4)  Financial Statements......................................  6
            (5)  Pro Forma Financial Statements............................  6
            (6)  No Material Adverse Change in Business....................  6
            (7)  Good Standing of the Company..............................  7
            (8)  Operating Partnership and Subsidiaries....................  7
            (9)  Capitalization............................................  8
            (10) Units.....................................................  9
            (11) Authorization of this Agreement and Terms
                  Agreement by the Company.................................  9
            (12) Authorization of this Agreement and the Terms
                  Agreement by the Operating Partnership...................  9
            (13) Authorization of Common Stock.............................  9
            (14) Authorization of Preferred Stock..........................  9
            (15)  Authorization of Depositary Shares........................10
            (16)  Authorization of Warrants.................................10
            (17) Authorization of Debt Securities.......................... 10
            (18) Authorization of the Underlying Securities................ 11
            (19)  Authorization of the Deposit Agreement and the
                  Warrant Agreement.........................................11
            (20)  Authorization of the Indenture............................11
            (21) Authorization of the Remarketing Agreement................ 12
            (22)  Descriptions of the Underwritten Securities,
                  Underlying Securities, Indenture, Remarketing
                  Agreement, Deposit Agreement and Warrant
                  Agreement................................................ 12
            (23) Absence of Defaults and Conflicts......................... 12
            (24) REIT Qualification........................................ 13
            (25) Absence of Proceedings.................................... 13
            (26) Accuracy of Exhibits...................................... 14
            (27) Absence of Further Requirements........................... 14
            (28) Possession of Intellectual Property....................... 14
            (29) Possession of Licenses and Permits........................ 14
            (30) Registration Rights Agreements............................ 15
            (31) Title to Property......................................... 15

            (32) Title Insurance............................................16
            (33) Investment Company Act.................................... 16
            (34) Environmental Laws........................................ 16
      (b)  Officers' Certificates.......................................... 17
SECTION 2. Sale and Delivery to Underwriters; Closing...................... 17
      (a)  Underwritten Securities......................................... 17
      (b)  Option Underwritten Securities.................................. 17
      (c)  Payment......................................................... 18
      (d)  Denominations; Registration..................................... 18
SECTION 3. Covenants of the Company and the Operating
            Partnership.................................................... 19
SECTION 4. Payment of Expenses............................................. 22
      (a) Expenses......................................................... 22
      (b) Termination of Agreement......................................... 23
SECTION 5. Conditions of Underwriters' Obligations......................... 23
      (a)  Effectiveness of Registration Statement......................... 23
      (b)  Opinion of Counsel for the Company and the
           Operating Partnership........................................... 23
      (c)  Opinion of Counsel for the Underwriters......................... 23
      (d)  Additional Opinion.............................................. 23
      (e)  Officers' Certificate........................................... 24
      (f)  Accountant's Comfort Letter..................................... 25
      (g)  Bring-down Comfort Letter....................................... 25
      (h)  Comfort Letter for Acquisitions................................. 25
      (i)  Ratings......................................................... 25
      (j)  Approval of Listing............................................. 26
      (k)  No Objection.................................................... 26
      (l)  Lock-up Agreements.............................................. 26
      (m)  Over-Allotment Option........................................... 26
      (n)  Additional Documents............................................ 27
      (o)  Termination of Terms Agreement.................................. 27
SECTION 6. Indemnification................................................. 27
      (a)  Indemnification of Underwriters................................. 27
      (b)   Indemnification of Company, Operating Partnership,
            Directors and Officers......................................... 28
      (c)  Actions against Parties; Notification........................... 29
SECTION 7. Contribution.................................................... 29
SECTION 8. Representations, Warranties and Agreements to
            Survive Delivery............................................... 31
SECTION 9. Termination..................................................... 31
      (a)  Underwriting Agreement.......................................... 31
      (b)  Terms Agreement................................................. 31
      (c)  Liabilities..................................................... 32

SECTION 10. Default by One or More of the Underwriters..................... 32
SECTION 11. Notices........................................................ 33
SECTION 12. Parties........................................................ 33
SECTION 13. Governing Law And Time......................................... 33
SECTION 14. Effect of Headings............................................. 33

EXHIBIT A:        Terms Agreement..........................................A-1

EXHIBIT B:        Form of Opinion of Counsel for the Company
                  and the Operating Partnership to be Delivered
                  Pursuant to Section 5(b).................................B-1

EXHIBIT C:        Form of Accountant's Comfort Letter Pursuant
                  to Section 5(f)..........................................C-1

                            CHATEAU COMMUNITIES, INC.
                            (a Maryland corporation)

                             CP LIMITED PARTNERSHIP
                        (a Maryland limited partnership)

                                  Common Stock,
                                Preferred Stock,
                 Depositary Shares Representing Preferred Stock,
                                    Warrants
                                       and
                                 Debt Securities

                             UNDERWRITING AGREEMENT

                                                               December 18, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

      Chateau Communities, Inc., a Maryland corporation (the "Company"), proposes to issue and sell up to $200,000,000 aggregate initial public offering price of its shares of common stock, par value $.01 per share (the "Common Stock"), shares of preferred stock, par value $.01 per share (the "Preferred Stock"), depositary shares representing fractional interests in the Preferred Stock (the "Depositary Shares") or warrants (the "Warrants") to purchase Common Stock, and CP Limited Partnership, a Maryland limited partnership (the "Operating Partnership"), proposes to issue and sell up to $120,000,000 aggregate initial public offering price of senior or subordinated debt securities (the "Debt Securities"), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

      The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable articles supplementary of the Company (the "Articles Supplementary") relating to such series of Preferred Stock. If shares of the Preferred Stock are to be offered in the form of Depositary Shares, the shares of Preferred Stock will, when issued, be deposited by the Company against delivery of depositary receipts (the "Depositary Receipts") to be issued under a deposit agreement (the "Deposit Agreement"), to be entered into among the Company, a depositary institution (the "Depositary") and the holders from time to time of the Depositary Receipts issued thereunder. The Depositary Receipts will evidence the Depositary Shares and each Depositary Share will represent a fraction of a share of Preferred Stock. The Preferred Stock, together, if applicable, with the Depositary Shares are hereinafter referred to as the "Preferred Stock".

      The Warrants are to be issued under warrant agreements (each, a "Warrant Agreement"), between the Company and a bank or trust company, as warrant agent (the "Warrant Agent"). The Warrants may have varying designations, expiration dates, selling prices, redemption terms, if any, exchange terms, if any, conversion terms and other specific terms as set forth in the applicable Terms Agreement relating thereto.

      The Debt Securities will be issued in one or more series under an indenture (the "Indenture") between the Operating Partnership and The First National Bank of Chicago, as trustee (the "Trustee"). Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities) and any other variable terms established by or pursuant to the Indenture.

      As used herein, "Securities" shall mean the Common Stock, Preferred Stock, Depositary Shares, Warrants, Debt Securities, or any combination thereof, initially issuable by the Company or the Operating Partnership and "Underlying Securities" shall mean the Common Stock issuable upon exercise of the Warrants or conversion of the Preferred Stock or the Depositary Shares or the Preferred Stock issuable upon conversion of the Depositary Shares, as applicable.

      Whenever the Company or the Operating Partnership determines to make an offering of Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to
Section 10 hereof). The Terms Agreement relating to the offering of Securities shall specify the number or aggregate principal amount, as the case may be, of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in

Section 10 hereof) and the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company or the Operating Partnership has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number or aggregate principal amount, as the case may be, of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and the Operating Partnership and Merrill Lynch, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by Merrill Lynch will be governed by this Agreement, as supplemented by the applicable Terms Agreement. This Agreement, as supplemented by the applicable Terms Agreement, also may relate to an offering of Securities managed by such other Underwriters as may be specified in the Terms Agreement.

      The Company and the Operating Partnership have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-4544 and 333- 4544-01) for the registration of the Securities and the Underlying Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company and the Operating Partnership have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"). Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company or the Operating Partnership, as the case may be, for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the

Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company and the Operating Partnership file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company or the Operating Partnership, as the case may be, elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

      SECTION 1.  Representations and Warranties.

      (a) Representations and Warranties by the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to Merrill Lynch, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements. The Registration Statement and the Prospectus, at the time a preliminary prospectus was first provided for use to the Underwriters and at each time thereafter on which any amendment to the Registration

      Statement becomes effective and at each time thereafter on which each of the Company and the Operating Partnership filed an Annual Report on Form 10-K with the Commission, complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective and at each time thereafter on which each of the Company and the Operating Partnership filed an Annual Report on Form 10-K with the Commission, did not, and at each time thereafter on which any amendment to the Registration Statement becomes effective or each of the Company or the Operating Partnership files an Annual Report on Form 10-K with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents"), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time (as defined herein) or during the period specified in Section 3(f) hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements. The historical consolidated financial statements of each of the Operating Partnership, the Company and ROC Communities, Inc. ("ROC Communities"), including the related notes and schedules thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Operating Partnership, the Company and ROC Communities, respectively, as at the dates indicated and the results of operations for the periods specified. If applicable, the historical financial information including the notes thereto for properties or other assets included in or incorporated by reference into the Registration Statement and Prospectus present fairly the stated financial information for such specific property or asset. Except as otherwise stated in the Registration Statement, said historical consolidated financial statements of the Operating Partnership, the Company and ROC Communities, and, if applicable, the specific properties or other assets, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the selected financial data (both historical and pro forma) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the related financial statements presented therein to the extent derived from such financial statements.

            (5) Pro Forma Financial Statements. The unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the pro forma financial position of the Company and the Operating Partnership as of the dates indicated and the results of their operations for the periods specified; and such unaudited pro forma financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis substantially consistent with the audited financial statements of the Company and the Operating Partnership included or incorporated by reference in the Registration Statement and the Prospectus, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, and such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

           (6) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or any of the real property or improvements thereon owned by the Company, the Operating Partnership or any of their respective subsidiaries (each individually, a "Property" and collectively, the "Properties"), whether or not arising in the ordinary course of business, (b) no material casualty loss or material condemnation or other material adverse event with respect to any of the Properties has occurred, (c) there have been no transactions entered into or acquisitions by the Company, the Operating Partnership or any of their respective subsidiaries, other than those in the ordinary course of business or disclosed in the Prospectus, which are material with respect to the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, and (d) except for regular quarterly dividends on the Company's common stock, there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock or by the Operating Partnership or any of its subsidiaries with respect to its partnership interests or any class of its capital stock. As used in this Agreement, the term subsidiary as it relates to the Operating Partnership includes any corporation, limited liability company, limited or general partnership, joint venture or other entity through which the Operating Partnership owns a controlling interest, either directly or indirectly, in a Property.

           (7) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively; and, except for the Operating Partnership, the Windsor Corporation, a California corporation, and its parent and other corporations that hold 1% or smaller interests in subsidiary partnerships, the Company owns no material amounts of stock or other beneficial interest in any corporation, limited liability company, partnership, joint ventures or other business entity.

           (8) Operating Partnership and Subsidiaries. The Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement") has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity. To the Company's knowledge, the Partnership Agreement has been duly executed and delivered by the other parties thereto and is a valid and binding agreement, enforceable against such parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity. The Operating Partnership and each of its "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Subsidiary" and collectively, the "Subsidiaries") has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as the case may be, in good standing under the laws of its state of organization with partnership, limited liability company or corporate power and authority, as the case may be, to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership and each of its Subsidiaries is duly qualified or registered as a foreign partnership, limited liability company or corporation, as the case may be, and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively. The Company owns, directly and through ROC Communities (the other general partner of the Operating Partnership), an approximate 90% general partner interest in the Operating Partnership. Except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or the Operating Partnership, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or the Operating Partnership or any of their respective subsidiaries as described in the Prospectus and except for security interests which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or any of its subsidiaries considered as one enterprise or the Operating Partnership or any of its subsidiaries considered as one enterprise or the Properties, collectively.

           (9) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, employee and director stock option plans or upon the exercise of options or convertible securities referred to in the Prospectus); and such shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights. The Company has duly reserved a sufficient number of shares of Common Stock for issuance upon exchange of outstanding units of limited partner interest in the Operating Partnership (the "Units").

            (10) Units. The issued and outstanding Units have been duly authorized and validly issued by the Operating Partnership and are fully paid and non-assessable. The Units have been sold in compliance with all applicable laws (including, without limitation, federal and state securities laws).

           (11) Authorization of this Agreement and Terms Agreement by the Company. The Company has the requisite corporate power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts (as defined below), if any, and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Company.

           (12) Authorization of this Agreement and the Terms Agreement by the Operating Partnership. The Operating Partnership has the requisite partnership power and authority to enter into this Agreement and the applicable Terms Agreement and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement will have been, duly authorized, executed and delivered by the Operating Partnership.

           (13) Authorization of Common Stock. If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Common Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement; and the Common Stock, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in such Terms Agreement or any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights. The form of stock certificate used to evidence the Common Stock is in due and proper form and complies with all applicable legal requirements.

           (14) Authorization of Preferred Stock. If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Preferred Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement. The Preferred Stock, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. The applicable Articles Supplementary will be in full force and effect prior to the Closing Time. The form of stock certificate used to evidence the Preferred Stock will be in due and proper form and will comply with all applicable legal requirements.

            (15) Authorization of Depositary Shares. If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Depositary Shares, such Depositary Shares and the deposit of the Preferred Stock in accordance with the Deposit Agreement have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement. The Depositary Shares, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. Upon deposit by the Company of any Preferred Stock represented by Depositary Shares with the Depositary and the execution and delivery of the Depositary Receipts evidencing such Depositary Shares pursuant to the terms of the Deposit Agreement, the persons in whose names such Depositary Receipts are registered will be entitled to the proportional rights, preferences and limitations of the Preferred Stock represented by the Depositary Shares evidenced by such Depositary Receipts and to such other rights as are granted to such registered holder in such Deposit Agreement.

            (16) Authorization of Warrants. If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Warrants, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement. The Warrants, when duly executed, countersigned and delivered in the manner provided for in the Warrant Agreement and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); each registered holder thereof is entitled to the benefits of the Warrant Agreement; and the Warrants shall be exercisable for Common Stock in accordance with their terms and the terms of the Warrant Agreement.

           (17) Authorization of Debt Securities. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Debt Securities, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Operating Partnership for issuance and sale pursuant to this Agreement and such Terms Agreement. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Debt Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

           (18) Authorization of the Underlying Securities. If applicable, the Underlying Securities have been, or as of the date of the applicable Terms Agreement will have been, duly authorized and reserved for issuance upon such exercise or conversion by the Company and, when issued upon such exercise or conversion, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder.

           (19) Authorization of the Deposit Agreement and the Warrant Agreement. If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Depositary Shares or Warrants, the applicable Deposit Agreement or the applicable Warrant Agreement, as the case may be, has been, or prior to the issuance of the Depositary Shares or the Warrants, as the case may be, will have been, duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary or the Warrant Agent, as the case may be, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

           (20) Authorization of the Indenture. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Debt Securities, the Indenture has been, or prior to the issuance of the Debt Securities thereunder will have been, duly authorized, executed and delivered by the Operating Partnership and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Indenture has been duly qualified under the 1939 Act.

           (21) Authorization of the Remarketing Agreement. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Debt Securities in the form of MandatOry Par Put Remarketed Securities*, the Remarketing Agreement (as defined in the Prospectus) has been, or prior to the issuance of the Debt Securities thereunder will have been, duly authorized, executed and delivered by the Operating Partnership and the Company and, assuming due authorization, execution and delivery thereof by the Remarketing Dealer (as defined in the Prospectus), will constitute a valid and binding agreement of the Operating Partnership and the Company, enforceable against the Operating Partnership and the Company in accordance with its terms.

           (22) Descriptions of the Underwritten Securities, Underlying Securities, Indenture, Remarketing Agreement, Deposit Agreement and Warrant Agreement. The Underwritten Securities being sold pursuant to the applicable Terms Agreement and, if applicable, the Indenture, Remarketing Agreement, Deposit Agreement or Warrant Agreement, as of each Representation Date, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

           (23) Absence of Defaults and Conflicts. None of the Company, the Operating Partnership or any of their respective subsidiaries is in violation of its charter, by-laws, agreement of limited liability company, agreement of limited partnership or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, and the execution, delivery and performance of this Agreement, the applicable Terms Agreement, and if applicable, the Indenture, Remarketing Agreement, Deposit Agreement or Warrant Agreement, and the consummation of the transactions contemplated herein and therein and compliance by the Company and the Operating Partnership (with respect to this Agreement), each severally, with obligations hereunder and thereunder have been duly authorized by all necessary action, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of their

----------

"MandatOry Par Put Remarketed Securities(sm)" is a service mark owned by Merrill Lynch & Co. Inc.

      respective subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, nor will such action result in any violation of the charter, by-laws, agreement of limited liability company, agreement of limited partnership or other organizational documents of the Company, the Operating Partnership or any of their respective subsidiaries or any applicable law, administrative regulation or administrative or court decree, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

           (24) REIT Qualification. Commencing with the Company's first taxable year ended December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's method of operation will enable it to meet the requirements for taxation as a REIT under the Code.

           (25) Absence of Proceedings. Other than as disclosed or incorporated by reference into the Prospectus, there is no action, suit or proceeding before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership threatened against or affecting the Company, the Operating Partnership or any of their respective subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or which might materially and adversely affect the property or assets thereof and the Properties, collectively, or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement or any applicable Indenture, Remarketing Agreement, Deposit Agreement or Warrant Agreement, or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any property or assets of the Company, the Operating Partnership or any of their respective subsidiaries or the Properties is subject which are not described in or incorporated by reference into the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company, the Operating Partnership or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

           (26) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

           (27) Absence of Further Requirements. No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement or the applicable Terms Agreement, and, if applicable, the Indenture, Remarketing Agreement, Deposit Agreement or Warrant Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the 1939 Act or the 1939 Act Regulations, state securities laws, real estate syndication laws or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

           (28) Possession of Intellectual Property. The Company, the Operating Partnership and their respective subsidiaries are not required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business to be operated by them.

           (29) Possession of Licenses and Permits. Each of the Company, the Operating Partnership and their respective subsidiaries possess, or have made application for, such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses to be conducted by it, except for such certificates, authorities or permits, the failure to obtain, maintain or possess, would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise; and the Company, the Operating Partnership and any of their respective subsidiaries have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

           (30) Registration Rights Agreements. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration

      Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

           (31) Title to Property. (a) The Operating Partnership or its subsidiaries, as the case may be, has good and marketable title to all items of real property owned by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus, mortgages on real property, and those that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise;
      (b) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets owned by the Operating Partnership or any of its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (c) except as disclosed in the Prospectus, none of the Company, the Operating Partnership or any of their respective subsidiaries, or, to the best of the knowledge of the Company and the Operating Partnership, any lessee under a lease relating to any of the Properties, is in default under any of the leases relating to the Properties and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise; (d) no tenant under any of the leases pursuant to which the Company, the Operating Partnership or any of their respective subsidiaries leases any of its real property or improvements has an option to purchase the premises demised under such lease; (e) each of the Properties is in compliance with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise; and (f) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

           (32) Title Insurance. The Operating Partnership or its subsidiaries have obtained or have the benefit of title insurance on all the Properties described in the Prospectus as owned by the Operating Partnership or its subsidiaries in an amount as is customary for companies engaged in business similar to the Operating Partnership or its subsidiaries.

           (33) Investment Company Act. The Company, the Operating Partnership and any of their respective subsidiaries are not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (34) Environmental Laws. Except as disclosed in the Prospectus, or the Incorporated Documents, each of the Company and the Operating Partnership has no knowledge of (a) the unlawful presence of any substance, material or waste which is regulated by any federal, state or local governmental or quasi-governmental authority, including, without limitation, (i) any substance, material or waste defined, used or listed as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance", "hazardous material", "toxic substance" or other similar terms as defined or used in any Environmental Law (as defined below), (ii) any petroleum products, asbestos, polychlorinated biphenyls, lead-based paint, flammable explosives or radioactive materials and (iii) any additional substances or materials which are hazardous or toxic substances under any Environmental Law relating to the Properties (collectively, "Hazardous Materials") on any of the Properties or of (b) any spill, release, discharge or disposal of Hazardous Materials that have occurred or are presently occurring at, from or onto any of the Properties or any properties near or adjacent to the Properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise. Except as disclosed in the Prospectus, in connection with the construction on or operation and use of the Properties, the Company and the Operating Partnership represent that, as of each Representation Date, each of the Company and the Operating Partnership has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the use, generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials (collectively, "Environmental Laws") that would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

(b) Officers' Certificates. Any certificate signed by any officer of the Company in such capacity or as general partner of the Operating Partnership or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

      SECTION 2.  Sale and Delivery to Underwriters; Closing.

      (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

      (b) Option Underwritten Securities. In addition, subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number or aggregate principal amount, as the case may be, of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by Merrill Lynch to the Company setting forth the number or aggregate principal amount, as the case may be, of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Merrill Lynch and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number or aggregate principal amount, as the case may be, of Option Underwritten Securities then being purchased which the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number or aggregate principal amount, as the case may be, of Initial Underwritten Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number or aggregate principal amount, as the case may be, of Option Underwritten Securities.

      (c) Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048 or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Brown & Wood LLP or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Company.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Merrill Lynch for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. The Underwritten Securities, certificates for the Underwritten Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities, certificates for the Underwritten Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, will be made available for examination and packaging by Merrill Lynch in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership covenants with Merrill Lynch and with each Underwriter participating in the offering of Underwritten Securities, as follows:

      (a) Immediately following the execution of the applicable Terms Agreement, the Company will prepare a prospectus supplement (a "Prospectus Supplement") setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as Merrill Lynch and the Company or the Operating Partnership, as the case may be, deem appropriate in connection with the offering of the Underwritten Securities; and the Company or the Operating Partnership, as the case may be, will, by the close of business in New York on the business day immediately succeeding the date of the applicable Terms Agreement, transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as Merrill Lynch shall reasonably request. If the Company or the Operating Partnership, as the case may be, elects to rely on Rule 434 under the 1933 Act Regulations, the Company or the Operating Partnership, as the case may be, will prepare an abbreviated term sheet that complies with the requirements of Rule 434 under the 1933 Act Regulations and will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the applicable Terms Agreement.

      (b) The Company and the Operating Partnership will notify Merrill Lynch immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Operating Partnership will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company and the Operating Partnership will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, (including any revised Prospectus which the Company or the Operating Partnership, as the case may be, proposes for use by the Underwriters in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised Prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations) and will furnish Merrill Lynch with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or preparation, as the case may be, and will not file or prepare any such amendment or supplement or other documents in a form to which Merrill Lynch or counsel for the Underwriters shall reasonably object.

      (d) The Company and the Operating Partnership will deliver to each Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as such Underwriter reasonably requests.

      (e) The Company or the Operating Partnership, as the case may be, will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

      (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company and the Operating Partnership, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company and the Operating Partnership will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply, in the opinion of counsel to the Underwriters, with such requirements, and the Company and the Operating Partnership will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

      (g) The Company and the Operating Partnership will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as Merrill Lynch may designate; provided, however, that the Company or the Operating Partnership, as the case may be, shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified. In each jurisdiction in which the Underwritten Securities and any related Underlying Securities have been so qualified, the Company or the Operating Partnership, as the case may be, will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities; provided, however, that the Company or the Operating Partnership, as the case may be, shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

      (h) With respect to each sale of Underwritten Securities, the Company or the Operating Partnership, as the case may be, will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (i) The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

      (j) The Company or the Operating Partnership, as the case may be, will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

      (k) The Company and the Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

      (l) To the extent specified in the applicable Terms Agreement, neither the Company nor the Operating Partnership will, with respect to the Underwritten Securities covered thereby, without Merrill Lynch's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any of the applicable Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement) or any securities convertible into or exchangeable into or exercisable for the applicable Underwritten Securities, except in accordance with this Agreement, pursuant to a dividend reinvestment plan, pursuant to employee or director stock option plans, or as partial or full payment for properties to be acquired by the Operating Partnership.

      (m) If specified in the applicable Terms Agreement, the Company will use its best efforts to list the Initial Underwritten Securities on the New York Stock Exchange or such other national exchange on which the Company's Initial Underwritten Securities are then listed.

      SECTION 4. Payment of Expenses. (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Terms Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities or any related Underlying Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities and any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities or Depositary Receipts evidencing the

Depositary Shares, as applicable, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee, any Depositary, any Warrant Agent and their respective counsel, (v) the qualification of the Underwritten Securities and any related Underlying Securities under state securities laws and real estate syndication laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities and any related Underlying Securities, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities and any related Underlying Securities, if applicable, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Underwritten Securities and any related Underlying Securities, and (x) the reasonable fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the Rules of the NASD), if applicable.

      (b) Termination of Agreement. If the applicable Terms Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or
Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy in all material respects of the representations and warranties of the Company and the Operating Partnership contained in Section 1 hereof or in certificates of any officer of the Company or the Operating Partnership or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3),
(4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company or the Operating Partnership has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

      (b) Opinion of Counsel for the Company and the Operating Partnership. At Closing Time, Merrill Lynch shall have received the favorable opinion, dated as of Closing Time, of Rogers & Wells, counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

      (c) Opinion of Counsel for the Underwriters. At Closing Time, Merrill Lynch shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the matters set forth in (i), (vii) to (xix), inclusive, of Exhibit B.

      (d) Additional Opinion. In giving their opinions required by subsections
(b) and (c), respectively, of this Section, Rogers & Wells and Brown & Wood LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (except for financial statements, supporting schedules and other financial data, as to which counsel need make no statement), at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company or the Operating Partnership with the Commission, subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, as the case may be) or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data, as to which such counsel need make no statement), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions required by subsections (b) and (c), respectively, of this Section, Rogers & Wells and Brown & Wood LLP may rely, (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and the Operating Partnership, (2) with respect to certain other matters, upon certificates of appropriate government officials in such jurisdiction, and (3) as to matters involving the laws of the State of Maryland, upon the opinion of Piper Marbury L.L.P. (or other counsel reasonably satisfactory to counsel for the Underwriters) in form and substance satisfactory to counsel for the Underwriters.

      (e) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or the Properties, collectively, whether or not arising in the ordinary course of business, from that set forth in the Prospectus; no proceedings shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against the Company, the Operating Partnership or any of their respective subsidiaries or any of the Properties before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively, other than as set forth in the Prospectus or incorporated therein by reference; and Merrill Lynch shall have received a certificate of the President or the Chief Executive Officer and of the Chief Financial Officer of the Company in such capacity, and of the general partner of the Operating Partnership, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct in all material respects with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(e), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

      (f) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received from (1) Coopers & Lybrand L.L.P. a letter dated such date, in form and substance reasonably satisfactory to Merrill Lynch, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information as set forth in Exhibit C and (2) Deloitte & Touche LLP a letter dated such date, in form and substance reasonably satisfactory to Merrill Lynch, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the historical consolidated financial statements of ROC Communities.

      (g) Bring-down Comfort Letter. At Closing Time, Merrill Lynch shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f)(1) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

      (h) Comfort Letter for Acquisitions. At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received a letter dated such date from such independent accountants that have prepared historical financial statements included in or incorporated by reference into the Registration Statement and Prospectus which financial statements relate to properties or assets acquired or to be acquired by the Company or the Operating Partnership, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent accountants with respect to the Company or the Operating Partnership, as the case may be, and such properties or assets within the meaning of the 1933 Act and the 1933 Act Regulations; and (ii) it is their opinion that the historical financial statements for such properties or assets that have been audited by them and covered by their opinions included or incorporated by reference into the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

      (i) Ratings. At Closing Time and at any relevant Date of Delivery, unless the Underwritten Securities being sold pursuant to the applicable Terms Agreement relate solely to Common Stock, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to Merrill Lynch a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to Merrill Lynch, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's or Operating Partnership's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's or Operating Partnership's other securities.

      (j) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

      (k) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

      (l) Lock-up Agreements. On the date of the applicable Terms Agreement, Merrill Lynch shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

      (m) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company, the Operating Partnership or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Merrill Lynch shall have received:

           (1) A certificate, dated such Date of Delivery, of the President, Chief Executive Officer or a Vice President of the Company and of the Chief Financial Officer or chief accounting officer of the Company on behalf of the Company and on behalf of the Company in its capacity as general partner of the Operating Partnership confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

           (2) The favorable opinion of Rogers & Wells, counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b) and 5(d) hereof.

           (3) The favorable opinion of Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(c) and 5(d) hereof.

           (4) A letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to Merrill Lynch and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to Merrill Lynch pursuant to Section 5(f)(1) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(m) (4) shall be a date not more than three days prior to such Date of Delivery.

           (5) Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's or Operating Partnership's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's or the Operating Partnership's other securities.

      (n) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company or the Operating Partnership in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be reasonably satisfactory in form and substance to Merrill Lynch and counsel for the Underwriters.

      (o) Termination of Terms Agreement. If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by Merrill Lynch by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6.  Indemnification.

      (a) Indemnification of Underwriters. The Company and the Operating Partnership, jointly and severally, hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

           (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the indemnifying party; and

           (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (b) Indemnification of Company, Operating Partnership, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, the Operating Partnership, the directors, each of the officers who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company or the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company or the Operating Partnership and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

      The relative fault of the Company or the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement or in certificates of officers of the Company and the Operating Partnership or any of their respective subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Operating Partnership, and shall survive delivery of and payment for the Underwritten Securities.

      SECTION 9.  Termination.

      (a) Underwriting Agreement. This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company, the Operating Partnership or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other party hereto.

      (b) Terms Agreement. Merrill Lynch may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if the Underwritten Securities or any related Underlying Securities include Debt Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or, if the Underwritten Securities or any related Underlying Securities include Debt Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

      (c) Liabilities. If this Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

           (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

           (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of John C. Brady, Director; notices to the Company shall be directed to it at Chateau Communities, Inc., 6430 South Quebec Street, Englewood, Colorado 80111, attention of Gary P. McDaniel, Chief Executive Officer; and notices to the Operating Partnership shall be directed to it at CP Limited Partnership, 6430 South Quebec Street, Englewood, Colorado 80111, attention of Gary P.
McDaniel, Chief Executive Officer.

      SECTION 12. Parties. This Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, the Operating Partnership, Merrill Lynch and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between Merrill Lynch and the Company and the Operating Partnership in accordance with its terms.

                                Very truly yours,

                                CHATEAU COMMUNITIES, INC.


                                By:
                                   -----------------------------
                                   Name:
                                   Title:

                                CP LIMITED PARTNERSHIP

                                   By: Chateau Communities, Inc.
                                       (one of its general partners)


                                       By:
                                          -----------------------------
                                          Name:
                                          Title:

                                   By: ROC Communities, Inc.
                                       (its other general partner)


                                       By:
                                          -----------------------------
                                          Name:
                                          Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:
   ---------------------------
      Authorized Signatory

                                                                       EXHIBIT A

                            CHATEAU COMMUNITIES, INC.
                            (a Maryland Corporation)

                             CP LIMITED PARTNERSHIP
                        (a Maryland limited partnership)

                                       [ ]

                                 TERMS AGREEMENT

                                                                             [ ]

To:   Chateau Communities, Inc.
      643 South Quebec Street
      Englewood, Colorado  80111


Ladies and Gentlemen:

      We understand that [Chateau Communities, Inc., a Maryland corporation (the "Company")] [CP Limited Partnership, a Maryland limited partnership (the "Operating Partnership")], proposes to issue and sell [ shares of its common stock, par value $.01 per share (the "Common Stock")] [ warrants for the purchase of Common Stock (the "Warrants")][ shares of its preferred stock, par value [ ] per share (the "Preferred Stock")] [ depositary shares, each representing of a share of Preferred Stock (the "Depositary Shares")] [$ aggregate principal amount of its [senior] [subordinated] debt securities (the "Debt Securities")] ([such securities also being hereinafter referred to as] the "[Initial] Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the [[number] [principal] [amount] of] Underwritten Securities [opposite their names set forth below] at the purchase price set forth below [, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased].

                                    [Number]
                                    [Principal Amount]
Underwriter                         of [Initial] Underwritten Securities
-----------                         ------------------------------------


                                    ----------------
Total                               [$]
                                    ================

      The Underwritten Securities shall have the following terms:

                                 [Common Stock]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions:
Closing date and location:

                                [Preferred Stock]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Lock-up provisions:

Initial public offering price per share: $___ plus accumulated dividends, if any, from _____
Purchase price per share: $___ plus accumulated dividends, if any, from _____
Other terms and conditions:
Closing date and location:

                               [Depositary Shares]

Title:
Fractional amount of Preferred Shares represented by each Depositary Share:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Lock-up provisions:
Initial public offering price per share: $___ plus accumulated dividends, if any, from _____
Purchase price per share: $___ plus accumulated dividends, if any, from _____
Other terms and conditions:
Closing date and location:

                                   [Warrants]

Title of Warrants:
Number to be issued:
Initial public offering price per Warrant:  $
Purchase price per Warrant:   $
Listing requirement:    [None] [NYSE]
Exercisable for:
Exercise price:
Exercise provisions:
Closing date and location:
Additional representations, if any:
Redemption provisions:
Lock-up provisions:
Other terms and conditions:

                                [Debt Securities]

Title:
Rank:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering
      If Fixed Price Offering, initial public offering price per share:   %
      of the principal amount, plus accrued interest [amortized original issue discount], if any, from ___________________.
Purchase price per share: ___% of principal amount, plus accrued interest [amortized original issue discount], if any, from _________________.
Form:
Other terms and conditions:
Closing date and location:

      All of the provisions contained in the document attached as Annex I hereto entitled "CHATEAU COMMUNITIES, INC./CP LIMITED PARTNERSHIP -- Common Stock, Preferred Stock, Depositary Shares Representing Preferred Stock, Warrants and Debt Securities--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

      Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                        Very truly yours,

                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                   INCORPORATED


                        By:
                           ------------------------------
                               Authorized Signatory

                        [Acting on behalf of itself and the other named Underwriters.]

Accepted:

CHATEAU COMMUNITIES, INC.


By:
   ----------------------------
   Name:
   Title:

CP LIMITED PARTNERSHIP


      By: Chateau Communities, Inc.
          (a general partner)


      By:
         ----------------------------
         Name:
         Title:


      By: ROC Communities, Inc.
          (a general partner)


      By:
         ----------------------------
         Name:
         Title:

                                                                       EXHIBIT B

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY
                  AND THE OPERATING PARTNERSHIP TO BE DELIVERED
                            PURSUANT TO SECTION 5(b)

            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland.

            (ii) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Maryland. All of the issued and outstanding partnership interests of the Operating Partnership have been duly authorized and validly issued to the Company and the entities or persons described in the Prospectus and are fully paid.

            (iii) Each "significant subsidiary" of the Operating Partnership (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a partnership, limited liability company or corporation, as the case may be, in good standing under the laws of its state of organization.

            (iv) Each of the Company and its subsidiaries and each of the Operating Partnership and its Significant Subsidiaries has full corporate, limited liability company or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its respective business as described in the Prospectus.

            (v) Each of the Company and its subsidiaries and each of the Operating Partnership and its Significant Subsidiaries is duly qualified or registered as a foreign corporation, limited liability company or partnership, as the case may be, to transact business and is in good standing in the States of Colorado, Florida, Georgia, Maryland, Michigan, Minnesota and Indiana.

            (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (as of the date set forth therein) and such stock has been duly authorized, validly issued, fully paid and non-assessable. The issued and outstanding Units of the Operating Partnership is as set forth in the Prospectus under "Capitalization: (as of the date set forth therein) and such Units have been duly authorized, validly issued, fully paid and non-assessable.

            (vii) Each of this Agreement and the applicable Terms Agreement has been duly authorized, executed and delivered by the Company.

            (viii) Each of this Agreement and the applicable Terms Agreement has been duly authorized, executed and delivered by the Operating Partnership.

             (ix) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Common Stock, such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement. The Common Stock, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in such Terms Agreement or any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising out of the operation of law or otherwise. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies in all material respects with all applicable statutory requirements.

            (x) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock, such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement. The Preferred Stock, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. The applicable Articles Supplementary is in full force and effect. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies in all material respects with all applicable statutory requirements.

            (xi) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Depositary Shares, such Depositary Shares and the deposit of the Preferred Stock in accordance with the Deposit Agreement have been duly authorized by the Company for issuance and sale pursuant to this Agreement and such Terms Agreement. The Depositary Shares, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. Upon deposit by the Company of any Preferred Stock represented by Depositary Shares with the Depositary and the execution and delivery of the Depositary Receipts evidencing such Depositary Shares pursuant to the terms of the Deposit Agreement, the persons in whose names such Depositary Receipts are registered will be entitled to the proportional rights, preferences and limitations of the Preferred Stock represented by the Depositary Shares evidenced by such Depositary Receipts and to such other rights as are granted to such registered holder in such Deposit Agreement. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies in all material respects with all applicable statutory requirements.

            (xii) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Warrants, such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Terms Agreement. The Warrants, when executed, countersigned and delivered in the manner provided for in the Warrant Agreement and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); each registered holder thereof is entitled to the benefits of the Warrant Agreement; and the Warrants are exercisable for Common Stock in accordance with their terms and the terms of the Warrant Agreement.

            (xiii) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Debt Securities, such Underwritten Securities have been duly authorized by the Operating Partnership for issuance and sale pursuant to this Agreement and such Terms Agreement. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, constitutes valid and legally binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Debt Securities, in the forms certified on the date hereof, are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

            (xiv) If applicable, the Underlying Securities have been duly authorized and reserved for issuance upon such exercise or conversion by the Company and, when issued upon such exercise or conversion, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights.

            (xv) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Depositary Shares or Warrants, the applicable Deposit Agreement or the applicable Warrant Agreement, as the case may be, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary or the Warrant Agent, as the case may be, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the applicable Deposit Agreement or the Warrant Agreement, as the case may be, conforms in all material respects to the statements relating thereto contained in the Prospectus and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

            (xvi) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Debt Securities, the Indenture has been duly authorized, executed and delivered by the Operating Partnership and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (xvii) The Indenture has been duly qualified under the 1939 Act; and the Indenture conforms in all material respects to the statements relating thereto contained in the Prospectus and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

            (xviii) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Debt Securities in the form of MandatOry Par Put Remarketed SecuritiesSM, the Remarketing Agreement (as defined in the Prospectus) has been duly authorized, executed and delivered by the Operating Partnership and the Company and, assuming due authorization, execution and delivery thereof by the Remarketing Dealer (as defined in the Prospectus), constitutes a valid and legally binding agreement of the Operating Partnership and the Company, enforceable against the Operating Partnership and the Company in accordance with its terms; and the Remarketing Agreement conforms in all material respects to the statements relating thereto contained in the Prospectus and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

            (xix) The Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, conform in all material respects to the statements relating thereto contained in the Prospectus; and the form of certificate used to evidence the Underwritten Securities is in due and proper form and complies in all material respects with all applicable statutory requirements.

            (xx) The Registration Statement has been declared effective under the 1933 Act and, to the best of our knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (xxi) The Registration Statement and the Prospectus and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, supporting schedules and other financial data included or incorporated by reference in or excluded from the Registration Statement or the Prospectus and the Trustee's Statement of Eligibility on Form T-1. If applicable, the Rule 434 Prospectus conforms to the requirements of Rule 434 under the 1933 Act Regulations.

            (xxii) Each document filed pursuant to the 1934 Act (other than the financial statements, supporting schedules and other financial data included therein or excluded therefrom, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

            (xxiii) To the best our knowledge, no authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company, the Operating Partnership or any of their respective subsidiaries of the transactions contemplated by this Agreement or the Terms Agreement, and, if applicable, the Indenture, the Remarketing Agreement, the Deposit Agreement or the Warrant Agreement, or the consummation of the transactions contemplated herein and therein, except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the 1939 Act or the 1939 Act Regulations, state securities laws, real estate syndication laws or under the rules and regulations of the NASD.

            (xxiv) The Company, the Operating Partnership and any of their respective subsidiaries are not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (xxv) If the Underwritten Securities being sold pursuant to this Agreement and the applicable Terms Agreement include Common Stock, Preferred Stock and Depositary Shares, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

            (xxvi) Commencing with the Company's first taxable year ended December 31, 1993, the Company has been organized in conformity with the requirements for qualifications as a REIT under the Code and the Company's method of operation will enable it to meet the requirements for taxation as a REIT under the Code.

            (xxvii) The statements set forth in the Prospectus under the captions "Description of Debt Securities," "Description of Common Stock," "Description of Preferred Stock," "Description of Depositary Shares, " "Description of Warrants" and "Federal Income Tax Considerations," or any caption purporting to cover such matters, and the statements set forth in the Prospectus Supplement under the caption "Description of the Offered Securities" and "Certain United States Federal Income Tax Considerations," or any caption purporting to cover such matters, and the information in the Registration Statement under Item 15 relating to indemnification of officers and directors, to the extent such statements or information constitute matters of law, or legal conclusions, have been reviewed by us and are correct in all material respects.

             (xxviii) To the best of our knowledge, there are no legal or governmental proceedings pending or threatened against the Company, the Operating Partnership or any of their respective subsidiaries which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any of the Properties or assets of the Company, the Operating Partnership or any of their respective subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

            (xxix) To the best of our knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto and the descriptions thereof or references thereto are correct in all material respects, and, to the best of our knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

            (xxx) The execution and delivery of this Agreement, the applicable Terms Agreement, and, if applicable, the Indenture, the Remarketing Agreement, the Deposit Agreement or the Warrant Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company, the Operating Partnership or any of their respective subsidiaries in connection with the transactions contemplated in the Prospectus, and the consummation of the transactions contemplated herein and therein and compliance by each of the Company, the Operating Partnership or any of their respective subsidiaries with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any Property or assets of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to any contract, indenture, mortgage, loan agreement known to us, to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject, nor will such action result in violation of the provisions of the charter, by-laws, agreement of limited partnership or other organizational documents of the Company, the Operating Partnership or any of their respective subsidiaries or any applicable law, administrative regulation or administrative or court order or decree known to us.

                                                                       EXHIBIT C

          FORM OF ACCOUNTANT'S COMFORT LETTER PURSUANT TO SECTION 5(f)

      We are independent public accountants with respect to the Company and the Operating Partnership within the meaning of the 1933 Act and the 1933 Act Regulations and:

            (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

            (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company and the Operating Partnership for the [three- month periods ended _________, 19__ and _________, 19__, the three- and six-month periods ended _________, 19__ and _________, 19__ and the three- and nine-month periods ended _________, 19__ and _________, 19__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")] [, a reading of the unaudited interim consolidated financial statements of the Company and the Operating Partnership for the _____-month periods ended _________, 19___ and _________, 19___, included or incorporated by reference in the Registration Statement and the Prospectus (the "_____-month financials")] [, a reading of the latest available unaudited interim consolidated financial statements of the Company and the Operating Partnership], a reading of the minutes of all meetings of the stockholders and directors of the Company and the Operating Partnership and its subsidiaries and committees thereof since [day after end of last audited period], inquiries of certain officials of the Company and the Operating Partnership and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the [description of relevant periods] and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                  (A) the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration

            Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                  [(B) the _____-month financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                  (C) at [_________, 19___ and at] a specified date not more than three days prior to the date of the applicable Terms Agreement, there was any change in the capital stock of the Company and the Operating Partnership and its subsidiaries, any decrease in the net assets of the Company and the Operating Partnership and its subsidiaries or any increase in the debt of the Company and the Operating Partnership and its subsidiaries, in each case as compared with amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for any changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                  (D) for the period from [_________, 19__ to _________, 19__
            and for the period from] _________, 19__ to a specified date not more than three days prior to the date of the applicable Terms Agreement, there was any decrease in consolidated revenue, operating income, funds from operation or net income or net income per share of the Company and the Operating Partnership, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

            [(iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Information included or incorporated by reference in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived], nothing came to our attention that caused us to believe that the Selected Financial Information included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the Selected Financial Information are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the

      Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles;]

            (iv) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

            [(v) based upon the procedures set forth in clause (ii) above, a reading of the latest available unaudited financial statements of the Company and the Operating Partnership that have not been included or incorporated by reference in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for ________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;]

            [(vi) we are unable to and do not express any opinion on the [Pro Forma Combined Balance Sheet and Statement of Operations] (collectively, the "Pro Forma Statements") included or incorporated by reference in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; however, for purposes of this letter we have:

                  (A) read the Pro Forma Statements;

                  (B) performed [an audit] [a review in accordance with SAS 71]
            of the financial statements to which the pro forma adjustments were applied;

                  (C) made inquiries of certain officials of the Company and the
            Operating Partnership who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                  (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statements; and

      on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;]

            (vii) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information included or incorporated by reference in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company and the Operating Partnership; and

            [(viii) in addition, we [add comfort on a financial forecast that is included or incorporated by reference in the Registration Statement and the Prospectus].